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                                                                      EXHIBIT 11

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
  The Explorer Institutional Enhanced Benchmark Fund:

We consent to the use of our report included herein and to the reference to our Firm in the Statement of Additional Information under the heading "Custodian and Independent Auditors".

                                      /s/ KPMG Peat Marwick LLP

Chicago, Illinois

November 2, 1995

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                        CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
  The Explorer Institutional Enhanced Limited Duration Fund:

We consent to the use of our report included herein and to the reference to our Firm in the Statement of Additional Information under the heading "Custodian and Independent Auditors".

                                      /s/ KPMG Peat Marwick LLP

Chicago, Illinois

November 2, 1995